T. ROWE PRICE
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T. Rowe Price Tax-Efficient Funds, Inc.

   T. Rowe Price Tax-Efficient Balanced Fund


 Supplement to prospectus dated July 1, 1999
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 Effective March 31, 2000, the Portfolio Management paragraph on page 16 of the prospectus is updated with the following:

 T. Rowe Price Tax-Efficient Balanced Fund
 Hugh D. McGuirk is co-chairman of the Investment Advisory Committee of the Tax-Efficient Balanced Fund, responsible for day-to-day management of the fund's municipal bond portfolio. Mr. McGuirk, who has been involved in the tax-exempt bond management process with T. Rowe Price since 1993 and has been managing investments since 1997, also heads the Maryland Tax-Free Bond Fund. He succeeds William F. Snider, who stepped down as co-chairman of the committee to pursue interests outside of T. Rowe Price.
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 The date of this supplement is April 14, 2000.
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                                                                F19-041 04/14/00